                   AMENDMENT TO LOAN AND SECURITY AGREEMENT

     THIS AMENDMENT, dated as of November 24, 1998 ("Amendment"), to that
                                                     ---------
certain Loan and Security Agreement, dated as of November 1, 1997, by and between Vistana Timeshare Mortgage Corp. (the "Borrower") and Dresdner Bank AG
                                               --------
New York and Grand Cayman Branches (the "Lender"), (as amended from time to
                                         ------
time, the "Agreement"), in the maximum principal amount of $70,000,000.00.


                                  WITNESSETH:
                                  ----------


     WHEREAS, the parties have previously entered into the Agreement pursuant to which the Lender agreed to make a revolving loan (the "Loan") to Borrower,
                                                       ----
secured by certain level payment promissory notes and related mortgages on timeshare interests, in the initial maximum principal amount of $70,000,000.00;

     WHEREAS, the Lender and Borrower desire to amend certain terms of the Agreement, as amended, with regard to the maximum principal amount that may be borrowed and extension of the maturity date;

     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, the parties hereto agree as follows:

     SECTION 1. Defined Terms. Unless otherwise amended by the terms of this
                -------------
Amendment terms used in this Amendment shall have the meanings assigned to them in the Agreement.

     SECTION 2. Increase of Commitment of the Lender and the Borrower. Effective
                -----------------------------------------------------
the date of execution and delivery hereof and until the last day of the Borrowing Term, the commitment of the Lender under the Agreement shall be increased from $70,000,000 to the maximum principal amount of $100,000,000. In connection with such increase of its commitment, the Borrower agrees to execute and deliver to the Lender, simultaneously with the execution of this Amendment, a new Note in the maximum principal amount of up to $100,000,000. Such new Note shall replace and supersede any note or notes previously issued to the Borrower pursuant to the Agreement. The new Note shall be secured by the Collateral in accordance with the terms of the Agreement. The new Note is issued as a replacement for and shall not constitute a prepayment or repayment of the original Note, dated November 25, 1997, in the maximum principal amount of up to $70,000,000.00.

     SECTION 3. Amendments to Agreement. Effective upon the execution and
                ------------- ---------
delivery of this Amendment, the Agreement shall be amended as follows:

     a. The definition of "Borrowing Term" set forth in Section 1.14 of the Agreement is hereby amended to read:

          "Borrowing Term": the period terminating upon the close of business November 24, 1999, and as the same may be extended any number of times by the Lender, in its sole discretion, for a 364 day period that commences upon the date upon which the Borrowing Term would have expired but for the Lender's election to so extend (each such date upon which such extension occurs, an "Extension Commencement Date"); provided that the Lender shall have delivered at least sixty
          (60) days prior to such Extension Commencement Date written notice to the Borrower that sets forth the Lender's decision to make or not to make such election, as the case may be, or such shorter period of time as is acceptable to the Borrower, provided, further, that if the Lender shall not provide any notice of its intention to so extend, any Advance extended to the Borrower after the expiry of such 60 day period shall be conclusive evidence of acceptability to the Borrower."

     b. The eighth word of the definition of "Exit Fee" is hereby amended to read:

          "0.0050."

     c. The definition of "Loan" set forth in Section 1.74 of the Agreement is hereby amended to read:

          "Loan": the Loan of up to $100,000,000.00 evidenced by the Note."

     d. The definition of "Note" set forth in Section 1.88 of the Agreement is hereby amended to read:

          "Note": the amended and restated promissory note from Borrower in favor of Lender in a form substantially similar to Exhibit D hereto, as it may from time to time be amended, renewed, restated or replaced."

     e. The proviso in the first sentence of Section 2.1 of the Agreement is hereby amended to read as follows:

          "... provided, however, that the unpaid principal balance of the Loan shall not exceed One Hundred Million Dollars ($100,000,000.00)."

     f. The second sentence of Section 2.3 of the Agreement 1 is hereby amended to read as follows:

          "The Note shall be dated the Closing Date, and shall be in the maximum principal amount of up to $100,000,000.00 and payable to the order of Lender in an amount equal to the sum of (a) the aggregate unpaid principal amount of all Advances made to the Borrower by the Lender and (b) all other Obligations hereunder."

     g.   Section 2.13(a) of the Agreement is amended to read as follows:

          Exit Fee Payments. (a) End of Borrowing Term. On the expiration of the
          -----------------      ---------------------
          Borrowing Term the Borrower shall pay the Lender the Exit Fee, provided that, no Exit Fee shall be due under the terms of this subsection 2.13(a) to the extent and only with respect to those Assets with regard for which, (x) a securitization has been consummated during the Borrowing Term and for which a mutually agreed upon advisory or placement fee has been paid to Lender or any affiliate of Lender or
          (y) the Lender has, prior to the end of the Borrowing Term, received after November 1, 1998 a Notice to Securitize from the Borrower and the Lender and the Borrower are, in the good faith judgment of the Lender, then working to consummate the Securitization that uses such Assets as contemplated by such Notice to Securitize, provided further, that in the event the Lender informs the Borrower in writing after the expiration of the Borrowing Term (whether the initial or as extended) that, in the Lender's sole good faith judgement, a Securitization to occur after October 31, 1998 contemplated by the Notice to Securitize will not be consummated, the Exit Fee shall be due on demand upon the Borrower's receipt of such notification, unless the failure to be able to so consummate is due to an Adverse Financial Condition.

     h. Exhibit D to the Agreement is hereby replaced by Annex 1 to this Amendment.

     SECTION 4. Events of Default. The Borrower represents and warrants that no
                -----------------
Event of Default or, in the good faith and reasonable business judgment of Borrower, Incipient Default has occurred or is continuing on the date hereof.

     SECTION 5. Conditions Precedent. As conditions precedent to the
                --------------------
effectiveness of this Amendment, and in addition to all conditions precedent in
Section 4.1(b) and 4.1(c) of the Agreement, Borrower shall have delivered the Amended and Restated Note to the Lender and the Borrower shall have delivered to the Lender an opinion of either Weil, Gotshal & Manges LLP, or, Dean, Mead, Egerton, Bloodworth, Capouano & Bozarth, P.A., to the effect that the Agreement, as amended by this Amendment and the Amended and Restated Note have been duly authorized, executed and delivered by the Borrower and are legal, valid, and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

     SECTION 6. Effectiveness of Agreement. Except as expressly amended by the
                ---------------- ---------
terms of this Amendment, all terms and conditions of the Agreement shall remain in full force and effect.

     SECTION 7. Execution in Counterparts, Effectiveness. This Amendment may be
                ----------------------------------------
executed by the parties hereto in several counterparts, each of which shall be executed by the Borrower and the Lender and be deemed to be an original and all of which shall constitute together but one and the same agreement.

     SECTION 8. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT
                -------------
MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICT OF LAW PRINCIPLES.

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date hereof



                                        BORROWER:


                                        VISTANA TIMESHARE MORTGAGE CORP.
                                        a Delaware corporation

                                            /s/ Susan Werth
                                        By:________________________________
                                              Susan Werth
                                        Name:______________________________
                                               SVP - Law
                                        Title:_____________________________


                                        LENDER:

                                        DRESDNER BANK AG NEW YORK AND GRAND
                                        CAYMAN BRANCHES

                                            /s/ Andrew Stein
                                        By:________________________________
                                              Andrew A. Stein
                                        Name:______________________________
                                               Vice President
                                        Title:_____________________________


                                            /s/ Christine Dalton
                                        By:________________________________
                                              Christine Dalton
                                        Name:______________________________
                                               Assistant Treasurer
                                        Title:_____________________________

                                  Annex I to
                                 the Amendment


                                                                    Exhibit D to
                                                                    ------------
                                                     Loan and Security Agreement
                                                     ---------------------------


                     AMENDED AND RESTATED PROMISSORY NOTE

                                                     Originally Executed
                                                     November 25, 1997
                                                     New York, New York



                                                     Amended and Restated
                                                     as of November 25, 1998


Up to $100,000,000.00 maximum principal amount.


     FOR VALUE RECEIVED, VISTANA TIMESHARE MORTGAGE CORP., a Delaware corporation, whose address is c/o VCH Administration, Inc., 8801 Vistana Centre Drive, Orlando, Florida 32821 (the "Borrower"), promises to pay to the order of DRESDNER BANK AG NEW YORK AND GRAND CAYMAN BRANCHES, whose address is 75 Wall Street, New York, New York 10005-2889 (the "Lender") on or before the final Maturity Date described in the Agreement (defined below), in lawful money of the United States of America, the lesser of (x) $100,000,000.00 and (y) the Outstanding principal amount of all Advances (as defined in the Agreement) made by the Lender to the undersigned pursuant to that certain Loan and Security Agreement, dated as of November 1, 1997, as amended or otherwise modified from time to time, by and between the Lender and the Borrower (the "Agreement"), plus
                                                               -----------
Interest (as defined in the Agreement) thereon from the commencement date of each such Advance at the Interest Rate set forth in the Agreement.

     Capitalized terms used but not defined herein shall have the meaning assigned to them in the Agreement as such Agreement may be amended, restated or modified from time to time.

     All such payment obligations (whether in respect of the aggregate principal amount of Outstanding Advances made, Interest thereon, or other Obligations of the Borrower under the Agreement) shall be made in lawful money of the United States of America, in immediately available funds, on the dates and in the amounts, specified in, or determined in accordance with, the Agreement.

     The holder of this Note is authorized to record the date and amount of each Advance, and the date and amount of each repayment of principal thereof, on the schedule annexed hereto, and any such recordation shall be presumptive evidence of the accuracy of the amounts so recorded (absent manifest error); provided that the failure of the holder hereof to make such recordation (or any error in such recordation) shall not affect the Obligations of the Borrower hereunder or under the Agreement.

     It is the intent of the Lender and the Borrower hereto to comply with any applicable usury law. In no event whatsoever shall the amount of Interest paid or agreed to be paid by Borrower pursuant to the Agreement or this Note exceed the highest lawful rate of interest permissible under applicable law. If from any circumstances whatsoever, fulfillment of any provision of the Agreement or this Note shall involve exceeding the lawful rate of interest which a court of competent jurisdiction may deem applicable hereto ("Excess Interest"), then ipso
                                                    ---------------
facto, the obligation to be fulfilled shall be reduced to the highest lawful rate of interest permissible under such law, and, if for any reason whatsoever, Lender shall receive, as Interest, an amount which would be deemed unlawful under such applicable law, such amount shall be applied to the Loan (whether or not due and payable), and not to the payment of Interest, or refunded to Borrower if the Loan has been paid in full. Borrower shall not have any action against Lender for any damages whatsoever arising out of the payment or collection of any such Excess Interest.

     All payments hereon shall be made, and all notices to the Lender required or authorized hereby shall be given, at the office of the Lender at the address designated in the Agreement, or to such other place as the Lender may from time to time direct by written notice to the Borrower. Payments remitted by the Borrower via wire transfer received after 1:30 p.m. New York City shall be deemed to be received on the next Business Day, as more particularly set forth in the Agreement.

     The Borrower agrees to pay all the Lender's respective costs of collection and enforcement (including reasonable attorneys' fees and disbursements of the Lender's respective counsel) in respect of this Note and the Agreement when incurred, including, without limitation, reasonable attorney's fees through appellate proceedings, as more particularly set forth in the Agreement.

     Notwithstanding the pledge of the Collateral, the Borrower hereby acknowledges, admits and agrees that the Borrower's obligations under this Note are recourse obligations of the Borrower to which the Borrower pledges its respective full faith and credit.

     The Borrower, and any endorsers or guarantors hereof, (a) severally waive diligence, presentment, protest and demand and also notice of protest, demand, dishonor and nonpayments of this Note, (b) expressly agree that this Note, or any payment hereunder, may be extended from time to time, and consent to the acceptance of further Collateral, the release of any Collateral for this Note, the release of any party primarily or secondarily liable hereon, and (c) expressly agree that it will not be necessary for the Lender, in order to enforce payment of this Note, to first institute or exhaust the Lender's remedies against the Borrower or any other party liable hereon or against any Collateral for this Note. No extension of time for the payment of this Note, or any installment hereof, made by agreement by the Lender with any person now or hereafter liable for the payment of this Note, shall affect the liability under this Note of the Borrower, even if the Borrower is not a party to such agreement; provided, however, that the Lender and the Borrower, by written agreement between them, may affect the liability of the Borrower.

     This Note has been issued in replacement for, and does not constitute a repayment or prepayment, of the Note, dated November 25, 1997, in the original maximum principal amount of $70,000,000.00, which was issued on November 25, 1997.

     Any reference herein to the Lender shall be deemed to include and apply to every subsequent holder of this Note including, but not limited to, any Trustee.

     Reference is made to the Agreement for provisions concerning mandatory principal and Interest repayments, Collateral, prepayments, acceleration and other material terms affecting this Note.

     To the extent such provision is applicable, the Borrower hereby acknowledges and agrees that any enforcement action relating to this Note may be brought by motion for motion for summary judgment in lieu of a complaint pursuant to Section 3213 of the New York Civil Practice Law and Rules.

     This Note shall be governed by and construed under the laws of the State of New York (without reference to choice of law doctrine) whose laws the Borrower expressly elects to apply to this Note. The Borrower agrees that any action or proceeding brought to enforce or arising out of this Note may be commenced in the Supreme Court of the State of New York, Borough of Manhattan, or in the District Court of the United States for the Southern District of New York.

     The Borrower waives the right to trial by jury in any action, suit, proceeding or counterclaim of any kind arising out of or related to the Agreement or this Note. In the event of litigation, the Agreement may be filed as a written consent to a trial by the court.

     The Borrower irrevocably consents to the service of process by registered or certified mail, postage prepaid, to it at either its address given in the Agreement or its designated agent for service of process pursuant to the terms thereof. Nothing in the Agreement or this Note shall be deemed or operate to affect the rights of the Lender to serve legal process in any other manner permitted by law, or to preclude the enforcement by the Lender of any judgment or order obtained in such forum or the taking of any action under the Agreement, or as applicable to enforce same in any other appropriate forum or jurisdiction.

     To the extent that the Borrower has or may hereafter acquire any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to the Borrower or the Borrower's property, the Borrower hereby irrevocably waives such immunity in respect of its obligations under the Agreement, this Note and any other Document.

     The Borrower waives the right to trial by jury in any action, suit, proceeding or counterclaim of any kind arising out of or related to the Agreement or this Note. In the event of litigation, the Agreement may be filed as a written consent to a trial by the court.



                                             VISTANA TIMESHARE MORTGAGE
                                             CORP.

                                             By:_____________________________
                                             Name:
                                             Title: